UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 23, 2022
COLONY BANKCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	000-12436	58-1492391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
115 South Grant Street, Fitzgerald, Georgia 31750
(Address of Principal Executive Offices) (Zip Code)
(229) 426-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	CBAN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2022, Colony Bankcorp, Inc. (the "Company") held its 2022 annual meeting of shareholders (the "Annual Meeting"). As of March 25, 2022, the record date for the Annual Meeting, 17,586,333 shares of the Company's common stock were outstanding and entitled to vote at the Annual Meeting. A total of 14,832,072 shares, or 84.33% of Colony's common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The Company's shareholders voted on four proposals at the Annual Meeting. The final results of the votes, including the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, relating to each matter are as follows:

Proposal 1. The election of eleven directors to constitute the Company's Board of Directors to serve until the 2023 annual meeting of shareholders and until their successors are elected and qualified:

	Votes For	Votes Withheld	Broker Non-Vote
Scott L. Downing	12,154,039	358,027	2,320,006
M. Frederick Dwozan, Jr.	12,154,814	357,252	2,320,006
T. Health Fountain	12,264,955	247,111	2,320,006
Terry L. Hester	12,263,751	248,315	2,320,006
Edward P. Loomis, Jr.	12,220,545	291,521	2,320,006
Mark H. Massee	11,705,971	806,095	2,320,006
Meagan M. Mowry	12,275,145	236,921	2,320,006
Matthew D. Reed	12,266,313	245,753	2,320,006
Jonathan W.R. Ross	12,264,688	247,378	2,320,006
Brian D. Schmitt	12,265,025	247,041	2,320,006
Harold W. Wyatt, III	12,275,969	236,097	2,320,006

Proposal 2. The approval of an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of (a) the Company’s capital stock from 30,000,000 to 60,000,000 and (b) the Company’s common stock from 20,000,000 to 30,000,000:

For	Against	Abstain	Broker Non-Votes
12,109,318	2,617,443	105,311	—

Proposal 3. The approval of an advisory “say on pay” resolution supporting the compensation plan for the Company’s named executive officers:

For	Against	Abstain	Broker Non-Vote
12,106,175	262,979	142,912	2,320,006

Proposal 4. The ratification of the appointment of Mauldin & Jenkins, LLC as the Company’s independent registered public accounting firm for the year ended December 31, 2022:

For	Against	Abstain	Broker Non-Vote
14,807,168	3,266	21,638	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: May 23, 2022	By:	/s/ Andrew Borrmann
Andrew Borrmann
Executive Vice President and Chief Financial Officer